UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

January 30, 2012

Date of Report

(Date of earliest event reported)

GENWORTH FINANCIAL, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-32195	33-1073076
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

6620 West Broad Street, Richmond, VA	23230
(Address of principal executive offices)	(Zip Code)

(804) 281-6000

(Registrant’s telephone number, including area code)

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02	Results of Operations and Financial Condition.

On November 3, 2011, Genworth Financial, Inc. (the “Company”) furnished its financial supplement for the quarter ended September 30, 2011 on a Current Report on Form 8-K. Beginning in the fourth quarter of 2011, the Company changed its operating business segments to better align its businesses. Under the new structure, the Company operates through three divisions: Insurance and Wealth Management, Mortgage Insurance and Corporate and Runoff. Under these divisions, there are six operating business segments. The Insurance and Wealth Management Division includes the following operating business segments: U.S. Life Insurance (which includes the life insurance, long-term care insurance and fixed annuities businesses), International Protection (which includes the lifestyle protection insurance business) and Wealth Management. The Mortgage Insurance Division includes the following operating business segments: International Mortgage Insurance and U.S. Mortgage Insurance. The Corporate and Runoff Division includes the Runoff segment and Corporate and Other activities. The Runoff segment primarily includes variable annuities, Medicare supplement insurance and institutional products. Corporate and Other activities include interest and other debt financing expenses, other corporate income and expenses not allocated to the segments and other non-core businesses. These changes will allow the Company to sharpen its focus on common aspects within each group of businesses while taking advantage of current financial synergies. A revised financial supplement for the quarter ended September 30, 2011 reflecting the realigned segment reporting structure is furnished as Exhibit 99.1 to this Current Report on Form 8-K and is hereby incorporated by reference in this Item 2.02.

The revisions to the financial supplement relate solely to the presentation of segment specific disclosures (and do not reflect any subsequent accounting changes or fourth quarter results) and have no effect on the Company’s previously reported results of operations, financial condition or cash flows.

The information contained in this Current Report on Form 8-K (including the exhibit) is being furnished and shall not be deemed “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that Section. The information contained in this Current Report on Form 8-K shall not be incorporated by reference into any registration statement or other document pursuant to the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in any such filing.

Item 9.01	Financial Statements and Exhibits.

The following material is furnished as an exhibit to this Current Report on Form 8-K:

Exhibit Number	Description of Exhibit

99.1	Financial Supplement for the quarter ended September 30, 2011, reflecting changes in segment reporting structure.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GENWORTH FINANCIAL, INC.

Date: January 30, 2012	By:	/s/ Amy R. Corbin
Amy R. Corbin
Vice President and Controller
(Principal Accounting Officer)

Exhibit Index

Exhibit Number	Description of Exhibit

99.1	Financial Supplement for the quarter ended September 30, 2011, reflecting changes in segment reporting structure.

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